UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

CURRENT REPORT

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of Earliest Event Reported):  July 31, 2013

Hanger, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-10670	84-0904275
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

Formerly Hanger Orthopedic Group, Inc.
10910 Domain Drive, Suite 300
Austin, Texas 78758
 (Address of principal executive offices (zip code))

512-777-3800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Item 2.02  Results of Operations and Financial Condition

On July 31, 2013, the Registrant issued a press release announcing its financial results for the quarter ended June 30, 2013. A copy of the Registrant’s press release is furnished herewith as Exhibit 99 to this Current Report.

Item 8.01  Other Events

On May 20, 2013, the Staff of the SEC’s Division of Enforcement informed the Registrant that it was conducting an investigation of the Registrant and made a request for a voluntary production of documents and information concerning the Registrant’s calculations of bad debt expense and allowance for doubtful accounts.  The Registrant is cooperating fully with the SEC Staff.

Item 9.01  Financial Statements and Exhibits

(d)      Exhibits.

99  Press Release Issued by the Registrant on July 31, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANGER, INC.

By:	/s/George E. McHenry
George E. McHenry
Executive Vice President and
Chief Financial Officer

Dated: July 31, 2013